UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Bristow Group Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Explanatory Note

On June 21, 2018, Bristow Group Inc. (the “Company”) filed its definitive proxy statement (the “Proxy Statement”) relating to the Annual Meeting of Stockholders to be held on July 31, 2018 with the Securities and Exchange Commission (the “SEC”) and made available to its stockholders on the Internet, or commenced delivering to its stockholders by mail, the Proxy Statement and related proxy materials.
The purpose of this additional filing with the SEC is to replace Item 3 in the Company's “Notice Regarding Availability of Proxy Materials” in order to conform to Item 3 in the Proxy Statement and related proxy materials and to correct the inadvertent omission of the proxy card from the filing of the Proxy Statement.

. + IMPORTANT ANNUAL MEETING INFORMATION Vote by Internet • Go to www.envisionreports.com/BRS • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Stockholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Bristow Group Inc. Annual Meeting of Stockholders to be Held on Tuesday, July 31, 2018 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2018 Proxy Statement and fiscal year 2018 Annual Report to stockholders are available at: www.envisionreports.com/BRS Easy Online Access — A Convenient Way to View Proxy Materials and Vote  When you go online to view materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/BRS to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before July 19, 2018 to facilitate timely delivery. 2NOT + 02UTJE

. Stockholder Meeting Notice Dear Bristow Group Inc. Stockholder: The 2018 Annual Meeting of Stockholders of Bristow Group Inc. (the “Company”) will be held at the Company’s corporate headquarters, 2103 City West Blvd., 4th Floor, Houston, Texas 77042 on July 31, 2018 at 8:00 a.m. (CDT). Proposals to be considered at the Annual Meeting: 1. To elect as directors the following nominees to serve until the next annual meeting of the stockholders and until their successors are chosen and have been qualified: 01 - Thomas N. Amonett 02 - Jonathan E. Baliff 03 - Gaurdie E. Banister, Jr. 04 - Lori A. Gobillot 05 - Ian A. Godden 06 - A. William Higgins 07 - Stephen A. King 08 - Thomas C. Knudson 09 - Biggs C. Porter 2. Advisory approval of executive compensation. 3. Approval of the removal of common stock issuance restrictions of the Company upon the exercise of warrants. 4. Approval and ratification of the selection of KPMG LLP as the Company’s independent auditors for the fiscal year ending March 31, 2019. The Board of Directors recommends a vote “FOR” each of the nominees listed in Item 1 and FOR Items 2, 3 and 4. The Board of Directors has fixed the close of business on June 7, 2018 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof. Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.envisionreports.com/BRS. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. g Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g Email – Send email to investorvote@computershare.com with “Proxy Materials Bristow Group Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by July 19, 2018. 02UTJE

. IMPORTANT ANNUAL MEETING INFORMATION Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on the day prior to the meeting. Vote by Internet • Go to www.envisionreports.com/BRS • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X Annual Meeting Proxy Card q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4. 1. ELECTION OF DIRECTORS 01 - Thomas N. Amonett 02 - Jonathan E. Baliff 03 - Gaurdie E. Banister, Jr. 04 - Lori A. Gobillot + Nominees: 05 - Ian A. Godden 06 - A. William Higgins 07 - Stephen A. King 08 - Thomas C. Knudson 09 - Biggs C. Porter Mark here to vote Mark here to WITHHOLD For All EXCEPT - To withhold authority to vote for any FOR all nominees vote from all nominees nominee(s), write the name(s) of such nominee(s) below. _____________________________________________ For Against Abstain For Against Abstain 2. Advisory approval of executive compensation. 3. Approval of the removal of common stock issuance restrictions of the Company upon the exercise of warrants. 4. Approval and ratification of the selection of KPMG LLP as the Company’s independent auditors for the fiscal year ending March 31, 2019. B Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1UPX + 02UTHD

. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The 2018 Proxy Statement and fiscal year 2018 Annual Report to Stockholders are available at: www.edocumentview.com/BRS q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — BRISTOW GROUP INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Bristow Group Inc., a Delaware corporation (the “Company”), hereby appoints Jonathan E. Baliff and Timothy J. Knapp, and each of them, proxies with power of substitution to vote and act for the undersigned, as designated on the reverse side, with respect to the number of shares of the common stock the undersigned would be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s corporate headquarters, 2103 City West Blvd., 4th Floor, Houston, Texas 77042 on Tuesday, July 31, 2018, at 8:00 a.m. (CDT), and at any adjournments thereof, and, at their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED HEREIN BY THE STOCKHOLDER. IF NO DIRECTION IS SPECIFIED WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS OF THE COMPANY. Our Board of Directors recommends that you vote FOR each of the nominees listed on the reverse side for election as Directors of the Company, FOR the approval of the Company’s executive compensation, FOR approval of the removal of common stock issuance restrictions of the Company upon the exercise of warrants, and FOR approval and ratification of the selection of KPMG LLP as the Company's independent auditors for the fiscal year ending March 31, 2019. (Continued and to be marked, dated and signed, on the other side)